                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 2, 1999
                 (Date of earliest event reported: May 3, 1999)

                                 XOOM.COM, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                         000-25139                     88-0361536
(State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
         incorporation)

   300 Montgomery Street, Suite 300, San Francisco, California               94104
          (Address of Principal Executive Offices)                        (Zip Code)

                                 (415) 288-2500
              (Registrant's telephone number, including area code)

                                 Not applicable.

          (Former name or former address, if changed since last report)

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         On May 5, 1999, XOOM.com, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Form 8-K") with respect to the acquisition of MightyMail Networks, Inc. on May 3, 1999. This amendment is being filed for the purpose of including financial statements and pro forma financial information and should be read in conjunction with the Form 8-K.

         (a)  Financial Statements of MightyMail Networks, Inc.

         The following documents appear as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference:

                  (i) MightyMail Networks, Inc. audited financial statements as of December 31, 1997 and 1998 and for the years ended December 31, 1997 and 1998.

                  (ii) MightyMail Networks, Inc. unaudited financial statements as of March 31, 1999 and for the three months ended March 31, 1998 and March 31, 1999.

         (b)  Pro Forma Financial Information.

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

         Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 1999 and for the three months ended March 31, 1999 and for the year ended December 31, 1998.

         (c) Exhibits

         23.1     Consent of Ernst & Young LLP, Independent Auditors

         99.1     Financial Statements of MightyMail Networks, Inc.

         99.2     Unaudited Pro Forma Condensed Combined Financial Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               XOOM.COM, INC.

                               By:   /s/ John Harbottle
                                   ---------------------------------------
                                     John Harbottle
                                     Vice President, Finance,
                                     Chief Financial Officer and Secretary

Date:     July 2, 1999